Exhibit 13.2
CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
In connection with the Annual Report on Form 20-F of Vast Renewables Limited (the “Company”) for the year ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marshall D Smith, Chief Finance Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 9, 2024	By:	/s/ Marshall D. Smith
Marshall D. Smith
Chief Financial Officer